Exhibit 10.3

AMENDED AND RESTATED MANAGEMENT STOCKHOLDERS AGREEMENT
OF
MARQUEE HOLDINGS INC.

This Amended and Restated Management Stockholders Agreement, dated as of January 26, 2006 (this “Agreement”), amends and restates that certain Management Stockholders Agreement, dated as of December 23, 2004 (the “Original Management Stockholders Agreement”), by and among Marquee Holdings Inc., a Delaware corporation (the “Company”), J.P. Morgan Partners (BHCA), L.P., a Delaware limited partnership (“JPMP BHCA”), J.P. Morgan Partners Global Investors, L.P., a Delaware limited partnership (“JPMP Global”), J.P. Morgan Partners Global Investors (Cayman), L.P., a Cayman limited partnership (“JPMP Cayman”), J.P. Morgan Partners Global Investors (Cayman) II, L.P., a Cayman limited partnership (“JPMP Cayman II” and together with JPMP BHCA, JPMP Global and JPMP Cayman, the “JPMP Investors”), Apollo Investment Fund V, L.P., a Delaware limited partnership, (“Apollo Fund V”), Apollo Overseas Partners V, L.P., a Cayman Island exempted limited partnership, (“Apollo Overseas”), Apollo Netherlands Partners V(A), L.P., a Cayman Island exempted limited partnership, (“Apollo Netherlands V(A)”), Apollo Netherlands Partners V(B), L.P., a Cayman Island exempted limited partnership, (“Apollo Netherlands V(B)”) and Apollo German Partners V GmbH & Co KG, a German limited partnership (“Apollo German Partners” and, together with Apollo Fund V, Apollo Overseas, Apollo Netherlands V(A) and Apollo Netherlands V(B), the “Apollo Investors” and, together with the JPMP Investors, the “Pre-Existing Marquee Investors”), and is made by and among the Company, the JPMP Investors, the Apollo Investors, TC Group III, L.P. (“TC Group”), Carlyle Partners III Loews, L.P. (“Carlyle Partners”), CP III Coinvestment, L.P. (“CP III” and, together with TC Group and Carlyle Partners, the “Carlyle Investors”), Bain Capital Holdings (Loews) I, L.P. (“Bain I”) and Bain Capital AIV (Loews) II, L.P. (“Bain II” and, together with Bain I, the “Bain Investors”), Spectrum Equity Investors IV, L.P. (“Spectrum IV”), Spectrum Equity Investors Parallel IV, L.P. (“Spectrum Parallel”) and Spectrum IV Investment Managers’ Fund, L.P. (“Spectrum Manager’s Fund” and, together with Spectrum IV and Spectrum Parallel, the “Spectrum Investors” and, together with the Carlyle Investors and the Bain Investors, the “Former LCE Investors”) and each of the individuals listed on Schedule 1 (each individually, a “Management Stockholder,” and collectively, the “Management Stockholders”).  These parties are sometimes referred to herein individually by name or as a “Party” and collectively as the “Parties.”  The definitions of certain capitalized terms used herein are set forth in Section 8.

RECITALS:

WHEREAS, each of the Management Stockholders is an employee, executive officer, or director of the Company or one or more subsidiaries of the Company; and

WHEREAS, the Company and LCE Holdings, Inc., a Delaware corporation (“LCE Holdings”), are parties to that certain Agreement and Plan of Merger, dated as of June 20, 2005 (the “Merger Agreement”), pursuant to which LCE Holdings will be merged with and into the Company, with the Company remaining as the surviving corporation (the “Holdings Merger”) and pursuant to which Loews Cineplex Entertainment Corporation, a Delaware Corporation (“Loews”), will be merged with and into AMC Entertainment Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“AMC”), with AMC remaining as the surviving corporation (the “Operating Company Merger”); and

WHEREAS, in connection with the consummation of the transactions contemplated by the Merger Agreement, each of the Pre-Existing Marquee Investors will receive shares of Class A-1 and Class A-2 Common Stock of the Company, par value $0.01 per share (collectively, the “Class A Common Stock”); and

WHEREAS, in connection with the consummation of the transactions contemplated by the Merger Agreement, each of the Former LCE Investors will receive shares of Class L-1 and Class L-2 Common Stock of the Company, par value $0.01 per share (collectively, the “Class L Common Stock”); and

WHEREAS, in connection with the consummation of the transactions contemplated by the Merger Agreement, each of the Original Management Stockholders (as defined below) has elected to convert all of the shares of Common Stock held by such Management Stockholder immediately prior to the Effective Time (as defined below) into shares of Class N Common Stock of the Company, par value $0.01 per share (the “Class N Common Stock”); and

WHEREAS, concurrently with the execution hereof, the Company, the Pre-Existing Marquee Investors and the Former LCE Investors are entering into that certain Second Amended and Restated Stockholders Agreement (as may be amended or modified from time to time, the “Marquee Stockholders Agreement”); and

WHEREAS, the Company, each of the Pre-Existing Marquee Investors and certain of the Management Stockholders (the “Original Management Stockholders”) entered into the Original Management Stockholders Agreement; and

WHEREAS, each of the Pre-Existing Marquee Investors, the Company and the Original Management Stockholders desire to amend and restate the Original Management Stockholders Agreement to include each of the Former LCE Investors and each of the Management Stockholders (including the Management Stockholders who are not Original Management Stockholders) as parties hereto and to amend certain provisions of the Original Management Stockholders Agreement; and

WHEREAS, such amendments have been approved by resolution of the board of directors of the Company (the “Board”), and pursuant to Section 9(k) of the Original Management Stockholders Agreement, have been approved by the JPMP Investors, the Apollo Investors and each of Original Management Stockholders; and

WHEREAS, the Company may hereafter issue to one or more Management Stockholders Class N Common Stock, as a result of the exercise by such Management Stockholder of vested options to purchase Common Stock (“Vested Options”), which options were issued (or may hereafter be issued) to such Management Stockholder pursuant to the 2004 Stock Option Plan of Marquee Holdings Inc. (the “Option Plan”) or any other employee benefit plan hereafter adopted by the board of directors of the Company (collectively, “Employee Options”); and

WHEREAS, the Parties hereto now desire to enter into this Agreement to provide for certain matters with respect to the ownership and transfer by the Management Stockholders of all shares of Common Stock now or hereafter issued to or acquired by the Management Stockholders as a result of the exercise of Vested Options, the acquisition of Class N Common Stock pursuant to the Merger Agreement or otherwise (such shares, together with any other shares of capital stock of the Company now owned or hereafter acquired by the Management Stockholders, collectively, the “Restricted Shares”).

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.                                            Restrictions on Transfer.

(a)                                  Each Management Stockholder hereby agrees and acknowledges that prior to the IPO Date such Management Stockholder shall not, directly or indirectly Transfer any Restricted Shares without the prior written consent of the Company, which consent shall have been authorized by a majority of the members of the board of Directors of the Company (the “Board”) and which consent may be (i) withheld in the sole discretion of the Board, or (ii) given subject to reasonable terms and conditions determined by the Board in its sole discretion.  Each Management Stockholder further agrees that in connection with any Transfer of Restricted Shares consented to by the Company, the Management Stockholder shall, if requested by the Company, deliver to the Company an opinion of counsel in form and substance reasonably satisfactory to the Company and counsel for the Company, to the effect that the Transfer is not in violation of this Agreement, the Securities Act, or the securities laws of any state.  Any purported Transfer in violation of the provisions of this Section 1 shall be null and void and shall have no force or effect.

(b)                                 Notwithstanding the foregoing, nothing in this Section 1 shall prevent the Transfer of any Restricted Shares by any Management Stockholder (i) to the Company; (ii) pursuant to Sections 3 or 4 of the Agreement; (iii) to any trusts, corporations or partnerships established for estate planning purposes and for the benefit of any member of a Management Stockholder’s immediate family, provided the Management Stockholder retains the sole and exclusive right to vote or dispose of any Restricted Shares transferred to the trust, corporation or partnership; and (iv) upon a Management Stockholder’s death, to the Management Stockholder’s executors, administrators, testamentary trustees, legatees and beneficiaries.

(c)                                  Each Management Stockholder agrees that, as a condition precedent to any Transfer described in this Section 1, each transferee described in this Section 1 other than the Company (each such transferee, a “Permitted Management Transferee”) shall become a party to this Agreement as a Management Stockholder (provided, however, that the Call Right under Section 2(b) shall apply upon the transferor Management Stockholder’s Termination of Service) and deliver to the Company a copy of this Agreement signed by such transferee.

(d)                                 Prior to any proposed Transfer of any Restricted Shares (other than pursuant to Section 1(b)(iv)), the Management Stockholder holding such Restricted Shares to be Transferred shall give written notice to the Company of his or her intention to effect such Transfer, which shall set forth in reasonable detail the terms and conditions of such proposed Transfer, including the proposed amount and form of consideration, terms and conditions of payment and a summary of any other material terms pertaining to the Transfer.

Section 2.                                            Company Call Right and Involuntary Transfers.

(a)                                  Prior to the IPO Date the Company shall have the right but not the obligation to repurchase Restricted Shares and/or cancel outstanding Employee Options held by the Management Stockholder or his or her successor in interest thereunder (the “Call Right”) as set forth in this Section 2.  The Call Right shall be exercised by written notice (the “Call Notice”) to the Management Stockholder given in accordance with Section 9(g) of this Agreement on or prior to the last date on which the Call Right may be exercised by the Company.

(b)                                 Upon the Management Stockholder’s Termination of Service for any reason, and for a period of six months thereafter, the Company shall have a Call Right to repurchase Restricted Shares in exchange for the Repurchase Price and to cancel Employee Options in exchange for the Cancellation Payment.  The Call Right pursuant to this Section 2(b) may be exercised only once but may be exercised with respect to all or any portion of the Restricted Shares and Employee Options outstanding on the date of the Call Notice.

(c)                                  In addition, the Company shall have a Call Right effective immediately prior to a Change of Control to repurchase Restricted Shares in exchange for the Repurchase Price and to cancel Employee Options in exchange for the Cancellation Payment.  The Call Right pursuant to this Section 2(c) may be exercised only once but may be exercised with respect to all or any portion of the Restricted Shares and Employee Options outstanding on the date of the Call Notice.

(d)                                 The Repurchase Price under Section 2(b) shall be determined as follows:  (i) in the event the Management Stockholder’s Termination of Service is by reason of his or her death, disability, resignation with Good Reason or involuntary termination by the Company without Cause, the Repurchase Price shall be the Fair Market Value of the Restricted Shares on the date of the Call Notice; and (ii) in the event the Management Stockholders’ Termination of Service is for any other reason, the Repurchase Price shall be the lesser of (A) the Fair Market Value of the Restricted Shares on the date of the Call Notice and (B) the purchase price paid for the Restricted Shares.  The Repurchase Price under Section 2(c) shall be the Fair Market Value of the Restricted Shares on the date of the Call Notice.  The “Cancellation Payment” for Vested Options upon exercise of the Call Right shall be equal to the excess of the applicable Repurchase Price over the exercise price of such Vested Options; and the “Cancellation Payment” for all other Employee Options upon exercise of the Call Right shall be zero and such Employee Options will be canceled without payment therefor.

(e)                                  Subject to Section 2(g) below, the repurchase of Restricted Shares and cancellation of Employee Options pursuant to the exercise of a Call Right shall take place on a date specified by the Company, but in no event following the later of the 60th day following the date of the Call Notice or the 10th day following the receipt by the Company of all necessary Governmental Approvals.  On such date, the Management Stockholder shall transfer the Restricted Shares subject to the Call Notice to the Company, free and clear of all liens and encumbrances, by delivering to the Company the certificates representing the Restricted Shares to be purchased, duly endorsed for transfer to the Company or accompanied by a stock power duly executed in blank, with such other documents and information as the Company may reasonably request, the Company shall pay to the Management Stockholder the Repurchase Price; and the Employee Options subject to the Call Notice shall be cancelled and the Company shall pay the Management Stockholder the Cancellation Price therefor.  The Company and the Management Stockholder each shall use his, her or its reasonable efforts to expedite all proceedings contemplated hereunder at the earliest practicable date.

(f)                                    (i)                                     In the case of any transfer of title or beneficial ownership of Restricted Shares upon default, foreclosure, forfeit, divorce, court order or otherwise, other than by a voluntary decision on the part of a Management Stockholder (each, an “Involuntary Transfer”), the Management Stockholder shall promptly (but in no event later than two days after the Involuntary Transfer) furnish written notice (the “Involuntary Transfer Notice”) to the Company indicating that the Involuntary Transfer has occurred, specifying the name of the Person to whom the shares were transferred (the “Involuntary Transferee”), giving a detailed description of the circumstances giving rise to, and stating the legal basis for, the Involuntary Transfer.

(ii)                                  Upon the receipt of the Involuntary Transfer Notice, and for a period of six months thereafter, the Company shall have the right to repurchase, and the Involuntary Transferee shall have the obligation to sell, all (but not less than all) of the Restricted Shares acquired by the Involuntary Transferee for a repurchase price equal to the Fair Market Value of such Restricted Shares as of the date of the Involuntary Transfer (the “Involuntary Transfer Repurchase Price” and such right, the “Involuntary Transfer Repurchase Right”).  The Involuntary Transfer Repurchase Right shall be exercised by written notice (the “Involuntary Transfer Repurchase Notice”) to the Involuntary Transferee given in accordance with Section 9(g) of this Agreement on or prior to the last date on which the Involuntary Transfer Repurchase Right may be exercised by the Company.

(iii)                               Subject to Section 2(g) below, the repurchase of Restricted Shares pursuant to the exercise of the Involuntary Transfer Repurchase Right shall take place on a date specified by the Company, but in no event following the later of the 60th day following the date of the date of the Involuntary Transfer Repurchase Notice or the 10th day following the receipt by the Company of all necessary Governmental Approvals.  On such date, the Involuntary Transferee shall transfer the Restricted Shares subject to the Involuntary Transfer Repurchase Notice to the Company, free and clear of all liens and encumbrances, by delivering to the Company the certificates representing the Restricted Shares to be purchased, duly endorsed for transfer to the Company or accompanied by a stock power duly executed in blank, with such other documents and information as the Company may reasonably request, and the Company shall pay to the Involuntary Transferee the Involuntary Transfer Repurchase Price.  The Company and the Involuntary Transferee each shall use his, her or its reasonable efforts to expedite all proceedings contemplated hereunder at the earliest practicable date.  If the Involuntary Transferee does not transfer the Restricted Shares to the Company as required, such Restricted Shares shall be deemed to be cancelled and the Company shall make payment in respect of such Restricted Shares, without any interest accrued thereon, upon delivery thereof.

(g)                                 Notwithstanding anything to the contrary herein,

(i)                                     The Company shall not be permitted to purchase any Restricted Shares held by any Management Stockholder or Involuntary Transferee upon exercise of the Call Right or the Involuntary Transfer Repurchase Right if the Board determines that:

(A)                              The purchase of Restricted Shares would render the Company or its subsidiaries unable to meet their obligations in the ordinary course of business taking into account any pending or proposed transactions, capital expenditures or other budgeted cash outlays by the Company, including, without limitation, any proposed acquisition of any other entity by the Company or any of its subsidiaries;

(B)                                The Company is prohibited from purchasing the Restricted Shares by applicable law restricting the purchase by a corporation of its own shares; or

(C)                                The purchase of Restricted Shares would constitute a breach of, default, or event of default under, or is otherwise prohibited or limited by, the terms of any loan agreement, indenture, or other agreement or instrument to which the Company or any of its subsidiaries is a party (the “Financing Documents”) or the Company is not able to obtain the requisite consent of any of its senior lenders to the purchase of the Restricted Shares.

The events described in (A) through (C) above each constitute a “Repurchase Disability.”

(ii)                                  In the event of a Repurchase Disability, the Company shall notify in writing the Management Stockholder or Involuntary Transferee with respect to whom the Call Right or the Involuntary Transfer Repurchase Right has been exercised (a “Disability Notice”).  The Disability Notice shall specify the nature of the Repurchase Disability.  The Company shall thereafter repurchase the Restricted Shares (and/or cancel Employee Options) described in the Call Notice or Involuntary Transfer Repurchase Notice as soon as reasonably practicable after all Repurchase Disabilities cease to exist (or the Company may elect, but shall have no obligation, to cause its nominee to repurchase the Restricted Shares (and/or cancel Employee Options) while any Repurchase Disabilities continue to exist).  In the event the Company suspends its obligations to repurchase the Restricted Shares (and/or cancel Employee Options) pursuant to a Repurchase Disability, (A) the Company shall provide written notice to each applicable Management Stockholder or Involuntary Transferee as soon as practicable after all Repurchase Disabilities cease to exist (the “Reinstatement Notice”); (B) the Fair Market Value shall be determined as of the date the Reinstatement Notice is delivered to the Management Stockholder or Involuntary Transferee, which Fair Market

Value shall be used to determine the Repurchase Price, Involuntary Transfer Repurchase Price and Cancellation Payment in the manner described above; and (C) the repurchase of Restricted Shares and/or cancellation of Employee Options shall occur on a date specified by the Company within 10 days following the determination of such Fair Market Value.

Section 3.                                            Drag-Along.

(a)                                  Without limiting any rights granted under the Marquee Stockholders Agreement, at any time prior to the IPO Date, Investors (which for purposes of this Section 3 shall include any Permitted Transferee of any Investor) constituting a Requisite Stockholder Majority (collectively, the “Drag-Along Sellers”) may require each Management Stockholder to include Restricted Shares (including Restricted Shares issuable upon exercise of Vested Options held by such Management Stockholder and including Restricted Shares issuable upon exercise of Employee Options that vest as a result of the consummation of the Exit Sale) in any Company Sale pursuant to which the Drag-Along Sellers are Transferring at least 90% of the Shares then held by the Drag-Along Sellers for consideration consisting of cash and cash equivalents (an “Exit Sale”) to an Independent Third Party (a “Drag-Along Transferee”) in a bona fide arm’s length transaction or series of transactions (including pursuant to a stock sale, asset sale, recapitalization, tender offer, merger or other business combination transaction or otherwise) at the purchase price and upon the terms and subject to the conditions of the Exit Sale (all of which shall be set forth in the Drag-Along Notice).  In connection with an Exit Sale, the Company may also require each Management Stockholder to provide his, her or its written consent approving the Exit Sale with respect to all Shares owned by such Management Stockholder, as necessary or desirable to authorize, approve and adopt the Exit Sale.  In the event that a sale is proposed pursuant to this Section 3(a), all outstanding proposals to Transfer Restricted Shares shall immediately be withdrawn and no Transfer of Restricted Shares shall be consummated until the expiration of the time period provided for in Section 3(d).  The consummation of an Exit Sale by the Drag-Along Sellers shall be subject to the sole discretion of the Drag-Along Sellers, who shall have no liability or obligation whatsoever (other than compliance with this Section 3) to any Management Stockholder participating therein in connection with such Management Stockholder’s Transfer of Shares.

(b)                                 The rights set forth in Section 3(a) shall be exercised by the Drag-Along Sellers giving written notice (the “Drag-Along Notice”) to the Company, at least ten (10) Business Days prior to the date on which the Drag-Along Sellers expect to consummate the Exit Sale.  In the event that the terms and/or conditions set forth in the Drag-Along Notice are thereafter amended in any material respect, the Drag-Along Sellers shall give written notice (an “Amended Drag-Along Notice”) of the amended terms and conditions of the proposed Transfer to the Company.  Each Drag-Along Notice and Amended Drag-Along Notice shall set forth: (i) the name of the Exit Sale Transferee and the number of shares of Common Stock proposed to be purchased by such Exit Sale Transferee, (ii) the proposed amount and type of consideration and material terms and conditions of payment offered by the Exit Sale Transferee and (iii) a summary of any other material terms pertaining to the Transfer (the “Third Party Terms”).  Upon receipt of any Drag-Along Notice or Amended Drag-Along Notice, the Company shall deliver a copy of same to each Management Stockholder at least five (5) Business Days prior to the proposed date of such Transfer.

(c)                                  All Transfers of Shares to the Exit Sale Transferee pursuant to this Section 3 shall be consummated simultaneously at the offices of the Company, unless the Drag-Along Sellers elect otherwise, on the later of (i) a Business Day not less than ten (10) or more than sixty (60) days after the Drag-Along Notice is received by the Company or (ii) the third Business Day following receipt of all material Governmental Approvals, or at such other time and/or place as each of the parties to such Transfers may agree.  The delivery of stock certificates shall be made on such date, against payment of the purchase price for such Shares minus the aggregate exercise price of any Vested Options being Transferred by the Management Stockholder, duly endorsed for Transfer or with duly executed stock powers or similar instruments, or such other instrument of Transfer of such Shares as may be reasonably requested by the Drag-Along Sellers and acceptable to the Company, with all stock transfer taxes paid and stamps affixed, and in the case of Vested Options subject to a Drag-Along Notice, an instrument acceptable to the Company evidencing the cancellation of Vested Options.  Each Management Stockholder shall receive the same form and amount of consideration received by the Drag-Along Sellers per Share (minus the exercise price of Vested Options subject to the Drag-Along Notice).  To the extent that the parties (or any successors thereto) to a sale described in this Section 3 are to provide any indemnification or otherwise assume any other post-closing liabilities, the Drag-Along Sellers and all Management Stockholders and other Investors selling Shares in a transaction described under this Section 3 shall do so severally and not jointly (and on a pro rata basis in accordance with the Shares (including Shares subject to Employee Options) being sold by each) and each such Person’s respective potential liability thereunder shall not exceed the proceeds received by such Person.  Furthermore, each Management Stockholder shall only be required to give customary representations and warranties, including, but not limited to, title to Shares (including Shares subject to Employee Options) conveyed, legal authority and capacity, and non-contravention of other agreements to which he, she or it is a party, with respect to which indemnification or other post-closing liabilities shall be several and not joint (and only as to the representations and warranties given by such Management Stockholder) and each Management Stockholder’s respective potential liability thereunder shall not exceed the proceeds received by such Management Stockholder; provided, that in connection with such transaction no Management Stockholder shall be required to enter into any non-competition agreement.  Each Management Stockholder shall be required to enter into any instrument, undertaking or obligation necessary or reasonably requested and deliver all documents necessary or reasonably requested in connection with such sale (as specified in the Drag-Along Notice) in connection with this Section 3.

(d)                                 If at the end of the 90th day after the Company’s receipt of the Drag-Along Notice, the Drag-Along Sellers have not completed the proposed Transfer, the Drag-Along Notice shall be null and void, and it shall be necessary for a separate Drag-Along Notice to be delivered, and the terms and provisions of this Section 3 separately complied with, in order to consummate such Transfer pursuant to this Section 3; provided, that such 90 day time period may be extended at the option of the Drag-Along Sellers for a reasonable period of time not to exceed an additional 90 days to the extent that the failure to complete the proposed Transfer is cause by the failure to obtain the necessary Governmental Approvals.

Section 4.                                            Tag-Along Rights.

(a)                                  Subject to the prior exercise of the Company’s Call Right pursuant to Section 2(c), to the extent applicable, and subject to Section 4(c), if at any time (including for the avoidance of doubt, following the IPO Date) an Investor (which for purposes of this Section 4 shall include any Permitted Transferee of any Investor, and each such Investor or Permitted Transferee referred to in this Section 4, a “Tag-Along Seller”) proposes to transfer Shares held by such Tag-Along Seller to any Person other than the Company or another Investor, whether in one transaction or in a series of related transactions, then the Company shall give the Management Stockholders notice (the “Tag-Along Notice”) of their opportunity to participate in a tag-along sale pursuant to this Section 4 (a “Tag-Along Sale”).  Notwithstanding the foregoing, the provisions of this Section 4 shall also apply where the Tag-Along Seller is a Principal Investor and the transferee is the Company.  The Tag-Along Notice shall be delivered within two (2) Business Days after the expiration of the Investor Election Period or the Second Investor Election Period, as the case may be, each as defined in the Marquee Stockholders Agreement.  Each Management Stockholder shall have the right, exercisable upon written notice to the Tag-Along Seller within seven (7) Business Days after the expiration of the Investor Election Period or the Second Investor Election Period, as the case may be (the “Tag-Along Election Period”), to participate in the Tag-Along Sale to any Person (the “Tag-Along Transferee”) on the terms and conditions applicable to such Transfer and as set forth in the Tag-Along Notice (such participation rights being hereinafter referred to as “Tag-Along Rights”).  Any Management Stockholder that elects not to exercise Tag-Along Rights or that has not notified the Tag-Along Seller of his, her or its intent to exercise Tag-Along Rights within the Tag-Along Election Period shall be deemed to have elected not to exercise such Tag-Along Rights with respect to such Tag-Along Sale and the Tag-Along Seller, the Investors who have exercised Tag-Along Rights under Section 4 of the Marquee Stockholders Agreement and the Management Stockholders who have exercised Tag-Along Rights hereunder shall thereafter be free to Transfer to the Tag-Along Transferee at a per share price no greater than the per share price set forth in the Tag-Along Notice with respect to such Transfer and on other terms and conditions that are not materially more favorable to the Tag-Along Seller, the Investors who have exercised Tag-Along Rights under Section 4 of the Marquee Stockholders Agreement and the Management Stockholders who have exercised such Tag-Along Rights than those set forth in such Transfer Notice, without any further obligation pursuant to this Section 4(a) to such Management Stockholder(s) that have elected not to exercise Tag-Along Rights or not provided notice to exercise Tag-Along Rights.  Each Management Stockholder that elects to exercise Tag-Along Rights within the Tag-Along Election Period may sell in the Tag-Along Sale up to the number of whole Restricted Shares, including any (A) Restricted Shares issuable upon exercise of Vested Options or (B) Restricted Shares that will be issuable pursuant to Employee Options that vest as a result of the consummation of the Transfer to the Tag-Along Transferee (collectively, the “Management Shares”) in an amount equal to the product of (i) the aggregate number of Management Shares owned by the Management Stockholder on the date of the Tag-Along Sale and (ii) a fraction, the numerator of which is equal to the number of Shares proposed to be sold by the Tag-Along Seller and the denominator of which is the aggregate number of Shares owned by the Tag-Along Seller (the “Eligible Shares”).  If one or more other Investors and Management Stockholders elects not to include the maximum number of his, her or its eligible Shares in a proposed Transfer, the Tag-Along Seller shall (as required by the Marquee Stockholders Agreement) give prompt notice to each other participating Management Stockholder and each participating

Management Stockholder may Transfer in the proposed Transfer a number of additional Management Shares equal to such participating Management Stockholder’s pro rata portion (based upon the aggregate number of Management Shares owned by such participating Management Stockholder relative to the aggregate number of Shares and Management Shares owned by all Management Stockholders and Investors) of the number of Shares and Management Shares eligible to be included in the proposed Transfer.  Such additional Management Shares which any such Management Stockholder(s) proposes to sell shall not be included in the calculation of Eligible Shares.  To the extent that the total number of Shares proposed to be Transferred by the Tag-Along Seller and the number of Shares and Management Shares proposed to be Transferred by all of the other Investors and Management Stockholders collectively exceeds the number of Shares and Management Shares that the Tag-Along Transferee is willing to acquire, the number of Shares and Management Shares that the Tag-Along Seller and each other Investor and Management Stockholder proposes to Transfer will be reduced pro rata based upon the relative number of Shares and Management Shares that the Tag-Along Seller and each other Investor and Management Stockholder had proposed to Transfer.

(b)                                 At the closing of the Tag-Along Sale, the delivery of stock certificates shall be made on such date by each Management Stockholder exercising Tag-Along Rights, against payment of the purchase price for such Shares minus the aggregate exercise price of any Vested Options being Transferred by the Management Stockholder, duly endorsed for transfer or with duly executed stock powers or similar instruments, or such other instrument of transfer of such Shares (including Shares issuable upon exercise of Employee Options) as may be reasonably requested by the Tag-Along Transferee and the Company, with all stock transfer taxes paid and stamps affixed and/or against delivery of an instrument evidencing the cancellation of the Vested Options subject to the Tag-Along Right reasonably acceptable to the Company.  The consummation of such proposed Tag-Along Sale shall be subject to the sole discretion of the Tag-Along Seller, who shall have no liability or obligation whatsoever (other than compliance with this Section 4) to any Management Stockholder participating therein in connection with such Management Stockholder’s Transfer of Restricted Shares or Vested Options.  Each Management Stockholder exercising Tag-Along Rights shall receive the same amount and form of consideration received by the Tag-Along Seller per each Share on the same terms and conditions as the Tag-Along Seller (minus the aggregate exercise price of any Vested Options subject to such Tag-Along Sale).  To the extent that the parties (or any successors thereto) to the Tag-Along Sale are to provide any indemnification or otherwise assume any other post-closing liabilities, the Tag-Along Seller and all other Investors and Management Stockholders Transferring Shares to the Tag-Along Transferee shall do so severally and not jointly (and on a pro rata basis in accordance with the Shares (including Shares issuable upon exercise of Vested Options) being sold by each), and each such Person’s respective potential liability thereunder shall not exceed the proceeds received by such Person.  Furthermore, each Management Stockholder Transferring Shares to the Tag-Along Transferee shall only be required to give customary representations and warranties, including title to Shares conveyed, legal authority and capacity, and non-contravention of other agreements to which he, she or it is a party, with respect to which indemnification or other post-closing liabilities shall be several and not joint (and only as to the representations and warranties given by such Management Stockholder) and his, her or its respective potential liability thereunder shall not exceed the proceeds thereof received by such Management Stockholder; provided, that in connection with such transaction no Management Stockholder shall be required to enter into any non-competition agreement.  If any Governmental

Approval is required in connection with any such Tag-Along Sale and such Governmental Approval has not been completed or obtained on or prior to the date scheduled for closing, the closing of the Tag-Along Sale shall take place on the third Business Day after such Governmental Approval has been completed or obtained.  Each participating Management Stockholder shall be required to enter into any instrument, undertaking, obligation or make any filing necessary or reasonably requested and deliver all documents necessary or reasonably requested in connection with such sale (as specified in the Tag-Along Notice) as a condition to the exercise of such holder’s rights to Transfer Restricted Shares (including Shares subject to Employee Options) under this Section 4.

(c)                                  Notwithstanding the foregoing, no Management Stockholder shall have any Tag-Along Rights hereunder with respect to any Transfer pursuant to (i) any Permitted Transfer within the meaning of clause (ii), (iii), (iv) or (v) of the definition of Permitted Transfer, (ii) any Transfer pursuant to a Public Sale or (iii) any Exit Sale pursuant to Section 3 of this Agreement or Section 3 of the Marquee Stockholders Agreement.

(d)                                 If at the end of the 90th day after the end of the Investor Election Period or the Second Investor Election Period, as the case may be, the Tag-Along Seller has not completed the proposed Tag-Along Sale, the Tag-Along Notice shall be null and void, and it shall be necessary for a separate Tag-Along Notice to be delivered, and the terms and provisions of this Section 4 separately complied with, in order to consummate a Transfer pursuant to this Section 4; provided that such 90 day time period may be extended at the option of the Tag-Along Seller for a reasonable period of time not to exceed an additional 90 days to the extent the failure to complete the proposed Transfer has resulted from the failure to obtain the necessary Governmental Approvals with respect to the Transfers.

Section 5.                                            Cooperation.

(a)                                  If the Company or the holders of the Company’s securities enter into any transaction for which Rule 506 (or any similar rule then in effect) promulgated under the Securities Act, may be available with respect to the transaction (including a merger, consolidation, or other reorganization), each Management Stockholder shall, if requested by the Company, appoint a purchaser representative (as defined in Rule 501 of the Securities Act) reasonably acceptable to the Company.  If the purchaser representative is designated by the Company, the Company shall pay the fees of the purchaser representative, but if any Management Stockholder appoints another purchaser representative, the Management Stockholder shall be responsible for the fees of the purchaser representative so appointed.

(b)                                 Each Management Stockholder shall bear his, her or its pro-rata share of the costs of any transaction in which he or she sells Restricted Shares or Vested Options (based upon the number of Restricted Shares and Vested Options held by the Management Stockholder that are sold in such transaction) to the extent such costs are incurred for the benefit of all holders of Common Stock and Vested Options and are not otherwise paid by the Company or the acquiring party.

Section 6.                                            Registration Rights.

(a)                                  Piggyback Registrations.  If the Company at any time proposes to register under the Securities Act any Common Stock or any security convertible into or exchangeable or exercisable for Common Stock, whether or not for sale for its own account and other than pursuant to a “Demand Registration” as defined in and pursuant to the Marquee Stockholders Agreement, on a form and in a manner which would permit registration of the Common Stock held by the Management Stockholders for sale to the public under the Securities Act, the Company shall give written notice of the proposed registration to each Management Stockholder not later than thirty (30) days prior to the filing thereof.  Each Management Stockholder shall have the right to request that all or any part of such Management Stockholder’s Restricted Shares be included in such registration.  Each Management Stockholder can make such a request by giving written notice to the Company within ten (10) Business Days after the receipt of the Company’s notice of the proposed registration; provided, however, that if the registration is an underwritten registration and the managing underwriters of such offering determine that the aggregate amount of securities of the Company which the Company, the Investors and all Management Stockholders propose to be sold in such registration exceeds the maximum amount of securities that can be sold in such offering without having a material adverse effect on the success of the offering, including without limitation an impact on the selling price and other terms of such offering, the Company will include in such registration only the number of securities that, in the reasonable opinion of such underwriter or underwriters can be sold without having a material adverse effect on the success of the offering as follows: first, the securities which the Company proposes to sell; second, the securities of the Investors (and their Permitted Transferees); and third, the securities of the Management Stockholders pro rata among all such Management Stockholders on the basis of the relative percentage of such securities then held by all Management Stockholders who have requested such securities be so included (it being further agreed and understood, however, that such underwriters shall have the right to reduce or eliminate entirely the participation of the Management Stockholders).  Common Stock proposed to be registered and sold pursuant to an underwritten offering for the account of any Management Stockholders shall be sold to the prospective underwriters, selected by the holders of a majority of Common Stock to which such registration statement relates and approved by the Company, on the terms and subject to the conditions of one or more underwriting agreements negotiated between the holders of Common Stock to which such registration statement relates, the Company and the prospective underwriters.  The Company may withdraw any registration statement at any time before it becomes effective, or postpone or terminate the offering of securities, without obligation or liability to any Management Stockholder.

(b)                                 Holdback Agreements.  Notwithstanding any other provisions of this Agreement, each Management Stockholder agrees that (if so required by the underwriters in an underwritten offering and provided that such condition is applicable to all Management Stockholders) he or she will not (and it shall be a condition to the rights of each Management Stockholder under this Agreement that such Management Stockholder does not) offer for Public Sale any Shares during (i) a period not to exceed sixty (60) days prior to and one-hundred and eighty (180) days after the effective date of any registration statement filed by the

Company in connection with an underwritten Initial Public Offering and any subsequent underwritten offerings (except as part of such underwritten registration or as otherwise permitted by such underwriters) and (ii) a period not to exceed ninety (90) days after the effective date of any Registration Statement filed by the Company in connection with any underwritten Public Sale of Shares that is not an Initial Public Offering (except as part of such underwritten registration or as otherwise permitted by such underwriters); provided, however, that in each case, no Management Stockholder shall object to shortening such period if the underwriter agrees that shortening such period would not materially and adversely effect the success of the offering.

(c)                                  Expenses.  Except as otherwise required by state securities or blue sky laws or the rules and regulations promulgated thereunder, all expenses, disbursements and fees incurred by the Company and the Management Stockholders in connection with any registration under this Section 6 shall be borne by the Company, except that the following expenses shall be borne by the Management Stockholder incurring the same: (i) the costs and expenses of counsel to such Management Stockholder to the extent such Management Stockholder retains counsel; (ii) discounts, commissions, fees or similar compensation owing to underwriters, selling brokers, dealer managers or other industry professionals, to the extent relating to the distribution or sale of such Management Stockholder’s securities; and (iii) transfer taxes with respect to the securities sold by such Management Stockholder.

Section 7.                                            Termination of Agreement.  This Agreement may be terminated at any time by a resolution of the Board terminating this Agreement; provided, however, that such termination of this Agreement is approved in writing by (i) the Requisite Stockholder Majority and (ii) Management Stockholders holding in the aggregate a majority of the then outstanding Restricted Shares.

Section 8.                                            Definitions.

(a)                                  As used in this Agreement, the following terms have the following meanings:

“Affiliate” means, with respect to a specified Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, the specified Person.  As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Affiliated Fund” means, with respect to any specified Person, an investment fund that is an Affiliate of such Person (including entities investing solely on behalf of the Investor or such fund) or an entity that is directly or indirectly wholly-owned by such Investor or one or more of such funds (other than a portfolio company of any such fund).

“Agreement” has the meaning set forth in the preamble.

“AMC” means AMC Entertainment Inc., a Delaware corporation.

“Amended and Restated Regulatory Sideletter” has the meaning set forth in the Marquee Stockholders Agreement.

“Amended Drag-Along Notice” has the meaning set forth in Section 3(b).

“Apollo” means Apollo Management V, L.P., a Delaware limited partnership.

“Apollo Affiliate” means, with respect to Apollo, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with Apollo; or any other Person that owns, directly or indirectly, 10% or more of Apollo’s Capital Stock or Apollo’s partnership or membership interests or any officer or director of Apollo or such other Person.   For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Apollo Group” means (i) Apollo; (ii) the Apollo Holders; and (iii) any Apollo Affiliate (including the Apollo Holders).

“Apollo Holders” means the Apollo Investors and any other partnership or entity affiliated with and managed by Apollo or any Apollo Affiliates to which any Apollo Investor assigns any of its respective interest in the Company.

“Apollo Fund V” has the meaning set forth in the preamble.

“Apollo German Partners” has the meaning set forth in the preamble.

“Apollo Investors” has the meaning set forth in the preamble.

“Apollo Netherlands V(A)” has the meaning set forth in the preamble.

“Apollo Netherlands V(B)” has the meaning set forth in the preamble.

“Apollo Overseas” has the meaning set forth in the preamble.

“Approving Principal Investor Parties” has the meaning set forth in the definition of Requisite Stockholder Majority below.

“Bain I” has the meaning set forth in the preamble.

“Bain II” has the meaning set forth in the preamble.

“Bain Investors” has the meaning set forth in the preamble.

“Board” has the meaning set forth in Section 1(a).

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York, New York.

“Cancellation Payment” has the respective meanings set forth in Section 2(d).

“Capital Stock” of any Person means any and all shares, interests, participations or other equivalents (however designated) of such Person’s capital stock, including preferred stock, any rights (other than debt securities convertible into capital stock), warrants or options to acquire such capital stock, whether outstanding as of the Effective Time or issued thereafter.

“Carlyle Investors” has the meaning set forth in the preamble.

“Carlyle Partners” has the meaning set forth in the preamble.

“Cause” with respect to a Management Stockholder’s Termination of Service shall have the meaning specified in the written service agreement between the Company (or a subsidiary) and such Management Stockholder, if any, and in the event such term is not defined thereunder or there is no such service agreement then in effect, shall mean the Management Stockholder’s (i) willful failure to substantially perform his or her duties with the Company (or any subsidiary) (other than any such failure resulting from resulting from his or her incapacity due to physical or mental illness) which is not remedied within 30 days after receipt of written notice from the Company specifying such failure; (ii) willful failure to carry out, or comply with, in any material respect any lawful and reasonable directive of the Company (or any subsidiary) not inconsistent with the terms of any service agreement, which is not remedied within 30 days after receipt of written notice from the Company specifying such failure; (iii) commission at any time of any act or omission that results in, or that may reasonably be expected to result in, a conviction, plea of no contest or imposition of unadjudicated probation for any felony or crime involving moral turpitude; (iv) unlawful use (including being under the influence) or possession of illegal drugs on the Company’s (or any subsidiary’s) premises or while performing any duties or responsibilities with the Company (or any subsidiary); or (v) commission at any time of any act of fraud, embezzlement, misappropriation, material misconduct, or breach of fiduciary duty against the Company (or any subsidiary) (or any predecessor thereto or successor thereof).

“Change of Control” means the occurrence of any of the following events:

(a)                                  any “person” or “group” as such terms are used in Sections 13(d) and 14(d) of the Exchange Act other than one or more Permitted Holders is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that such person or group shall be deemed to have “beneficial ownership” of all shares that any such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, by way of merger, consolidation or other business combination or purchase of 50% or more of the total voting power of the Voting Stock of the Company or of AMC (for purposes of calculating the total voting power of the Voting Stock held by a group solely in the context of a merger, consolidation or other business combination with a Person engaged in a line of business similar to that of the Company or of AMC and its Subsidiaries on August 18, 2004, the voting power beneficially owned by the Permitted Holders or by Permitted Co-Investors, to the extent such voting power of the Voting Stock was acquired by such Permitted Co-Investors on or before January 31, 2005 in transactions that satisfy the definition of Permitted Co-Investor, shall be excluded in an amount equal to the lesser of the total voting power of the Voting Stock beneficially owned by such Permitted Co-Investors on (x) January 31, 2005 or (y) the date of such merger, consolidation or other business combination);

(b)                                 the adoption of a plan relating to the liquidation or dissolution of the Company or AMC;

(c)                                  the sale, lease, transfer or other conveyance, in one or a series of related transactions, of all or substantially all of the assets of the Company or of AMC and its Subsidiaries, taken as a whole, to any Person other than one or more Permitted Holders; or

(d)                                 a change of control under the indentures relating to the 9 1/2% Senior Subordinated Notes due 2011, the 9 7/8% Senior Subordinated Notes due 2012, the 8% Senior Subordinated Notes due 2014 or the 11% Senior Subordinated Notes due 2016 issued by AMC;

provided, however, that none of (x) the closing of the Merger of Marquee Inc. with and into AMC as of December 23, 2004, (y) the closing of the Holdings Merger or (z) the closing of the Operating Company Merger shall constitute or be deemed to cause or result in a Change of Control hereunder.

“Charitable Organization” means a charitable organization as described by Section 501(c)(3) or any successor provision of the Internal Revenue Code of 1986, as in effect from time to time.

“Class A Common Stock” has the meaning set forth in the recitals.

“Class L Common Stock” has the meaning set forth in the recitals.

“Class N Common Stock” has the meaning set forth in the recitals.

“Common Stock” means the Class A Common Stock, the Class L Common Stock, the Class N Common Stock, the residual common stock, par value $0.01 per share, of the Company and any other class or series of common stock of the Company.

“Company” has the meaning set forth in the preamble.

“Company Sale” means any one of the following:  (i) a change in the ownership or control of the Company or AMC effected through a transaction or series of transactions (including by way of merger, consolidation, business combination or similar transaction involving the Company or any of its Subsidiaries) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries, or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), of more than fifty percent (50%) of the Stock then outstanding, or of securities of the Company or AMC (or options, rights or warrants to purchase or securities convertible into or exchangeable for such securities) possessing more than fifty percent (50%) of the total combined voting power of the Company’s or AMC’s securities outstanding, in either case immediately after such transaction or series of transactions; or (ii) the sale, lease, transfer, conveyance or other disposition (other than by way of a transaction that would not be deemed an Company Sale pursuant to clause (i) above), in one or a series of related transactions, of all or substantially all of the assets of the Company or AMC, or the Company and its subsidiaries taken as a whole, to any “person” (as defined above).

“Convertible Securities” means any evidence of indebtedness, shares of stock or other securities (other than Options or Warrants) which are directly or indirectly convertible into or exchangeable or exercisable for shares of Stock.

“CP III” has the meaning set forth in the preamble.

“Drag-Along Notice” has the meaning set forth in Section 3(b).

“Drag-Along Sellers” has the meaning set forth in Section 3(a).

“Drag-Along Transferee” has the meaning set forth in Section 3(a).

“Effective Time” has the meaning set forth in the Merger Agreement.

“Eligible Shares” has the meaning set forth in Section 4(a).

“Employee Option” means any Option held by any Management Stockholder.

“Equivalent Shares” means, at any date of determination, (a) as to any outstanding shares of Stock, such number of shares of Stock, (b) as to any outstanding Options, Warrants or Convertible Securities, the maximum number of shares of Stock for which or into which such Options, Warrants or Convertible Securities may at the time be exercised, converted or exchanged (or which will become exercisable, convertible or exchangeable on or prior to, or by reason of, the transaction or circumstances in connection with which the number of Equivalent Shares is to be determined) and (c) in respect of any Subsidiary of the Company, (i) as to any outstanding shares of stock of any Subsidiary of the Company, such number of shares of stock or (ii) as to any outstanding options, warrants or convertible securities, the maximum number of shares of stock of any Subsidiary of the Company for which or into which such options, warrants or convertible securities may at the time be exercised, converted or exchanged (or which will become exercisable, convertible or exchangeable on or prior to, or by reason of, the transaction or circumstances in connection with which the number of Equivalent Shares is to be determined).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations in effect thereunder.

“Exit Sale” has the meaning set forth in Section 3(a).

“Fair Market Value” of a share of Common Stock as of a given date shall be:

(a)                                  The closing price of a share of Common Stock on the principal exchange on which such shares are then trading, if any (or as reported on any composite index which includes such principal exchange), on the most recent trading day prior to such determination date; or

(b)                                 If Common Stock is not traded on an exchange, the mean between the closing representative bid and asked prices for a share of Common Stock on the most recent trading day prior to such determination date as reported by Nasdaq or, if Nasdaq is not then in existence, by its successor quotation system; or

(c)                                  If Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the fair market value of a share of Common Stock as determined in good faith by the Board or the committee appointed to administer the Option Plan.  For purposes of determining the fair market value of Class N Common Stock hereunder, none of the Company nor the Board nor any third party valuation expert shall take into account the non-voting nature of the Class N Common Stock and each share of Class N Common Stock shall be deemed to have the same fair market value on a per share basis as the fair market value of all other shares and all other classes of Common Stock.

“Financing Documents” has the meaning set forth in Section 2(g).

“Former LCE Investors” has the meaning set forth in the preamble.

“Ginger” has the meaning set forth in the preamble.

“Good Reason” with respect to a Management Stockholder’s Termination of Service shall have the meaning specified in the written service agreement, if any, between the Company (or a subsidiary) and such Management Stockholder, and in the event such term is not defined thereunder or there is no such service agreement then in effect, the term “with Good Reason” shall have no meaning or effect under this Agreement.

“Governmental Approval” means, with respect to any Transfer of Shares, any consent or other action by, or filing with, any governmental authority required in connection with such Transfer and the expiration or early termination of any applicable statutory waiting period in connection with such action or filing.

“Holdings Merger” has the meaning set forth in the recitals.

“Independent Third Party” means any Person who, immediately prior to the contemplated transaction, (i) does not own, either directly or through one or more intermediaries, in excess of 3% of the Shares (any Person owning in excess of 3% of the Shares being referred to herein as a “3% Owner”) and (ii) is not an Affiliate of any such 3% Owner.

“Initial Investor Shares” means that number of Shares held by an Investor immediately following the Effective Time, as the same may be adjusted for stock splits, stock dividends, recapitalizations, pro-rata sell-downs or similar events.

“Initial Public Offering” means the initial public offering of Stock registered on Form S-1 (or any equivalent or successor form under the Securities Act).

“Investor” or “Investors” means each of the JPMP Investors, the Apollo Investors, the Other Marquee Investors (as defined in the Marquee Stockholders Agreement), the Carlyle Investors, the Bain Investors, the Spectrum Investors and any other subsequent holder of Shares who becomes an Investor bound by the terms of the Marquee Stockholders Agreement in accordance with the terms of the Marquee Stockholders Agreement.

“IPO Date” means the date on which the Company consummates its Initial Public Offering.

“JPMP Affiliate” means, with respect to J.P. Morgan Partners, LLC, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with J.P. Morgan Partners, LLC; or any other Person that owns, directly or indirectly, 10% or more of J.P. Morgan Partners, LLC’s Capital Stock or J.P. Morgan Partners, LLC’s partnership or membership interests or any officer or director of J.P. Morgan Partners, LLC or such other Person.   For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“JPMP Group” means (i) J.P. Morgan Partners, LLC and (ii) any JPMP Affiliate.

“JPMP BHCA” has the meaning set forth in the preamble.

“JPMP Cayman” has the meaning set forth in the preamble.

“JPMP Cayman II” has the meaning set forth in the preamble.

“JPMP Global” has the meaning set forth in the preamble.

“JPMP Investors” has the meaning set forth in the preamble.

“JPMP Selldown” has the meaning set forth in the preamble.

“LCE Holdings” has the meaning set forth in the recitals.

“Luke” has the meaning set forth in the preamble.

“Management Stockholder” and “Management Stockholders” has the meaning set forth in the preamble.

“Marquee Stockholders Agreement” has the meaning set forth in the recitals.

“Merger Agreement” has the meaning set forth in the recitals.

“Operating Company Merger” has the meaning set forth in the recitals.

“Opposing Principal Investor Parties” has the meaning set forth in the definition of Requisite Stockholder Majority.

“Options” means any options to subscribe for, purchase or otherwise directly acquire Stock, other than any such option held by the Company or any right to purchase shares pursuant to this Agreement or the Marquee Stockholders Agreement.

“Original Management Stockholders Agreement” has the meaning set forth in the preamble.

“Original Management Stockholders” has the meaning set forth in the recitals.

“Party” and “Parties” has the meaning set forth in the preamble.

“Permitted Co-Investor” means an Investor (other than the Principal Investors) as of December 23, 2004 and any one or more institutional investors and their respective Affiliates to which any Permitted Holder transfers in the aggregate up to, but no more than, 35% of (a) its equity commitments to the transactions contemplated by the Agreement and Plan of Merger by and among the Company, Marquee Inc. and AMC, dated as of July 22, 2004, or (b) its equity securities of the Company or AMC, in each case on or before January 31, 2005 (all transfers to any Affiliates of such institutional investor shall be included in such percentage calculation). For purposes of this definition, “Affiliate” means, with respect to any specified Person:

(A)                              any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; or

(B)                                any other Person that owns, directly or indirectly, 10% or more of such Person’s Capital Stock or any officer or director of any such Person or other Person or with respect to any natural Person, any person having a relationship with such Person by blood, marriage or adoption not more remote than first cousin.

For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Permitted Holder” means:

(a)                                  any member of the Apollo Group;

(b)                                 any member of the JPMP Group; and

(c)                                  any subsidiary, any employee stock purchase plan, stock option plan or other stock incentive plan or program, retirement plan or automatic reinvestment plan or any substantially similar plan of the Company or AMC or any subsidiary of the Company or any Person holding securities of AMC or the Company for or pursuant to the terms of any such employee benefit plan; provided that if any lender or other Person shall foreclose on or otherwise realize upon or exercise any remedy with respect to any security interest in or lien on any securities of AMC or the Company held by any Person listed in this clause (c), then such securities shall no longer be deemed to be held by a Permitted Holder.

“Permitted Transfer” means:  (i) a Transfer approved by the Requisite Stockholder Majority, (ii) a Transfer to an Affiliated Fund of an Investor; provided such transferee remains at all times an Affiliated Fund of such transferor following the Transfer; (iii) following an Initial Public Offering, a Transfer by an Investor made as part of a distribution by an Investor to its respective general or limited partners or members in accordance with such Investor’s fund documents, as the case may be; (iv) in connection with or after an Initial Public Offering, a Transfer by any Investor to one or more Charitable Organizations that, in the aggregate when taken together with any and all such Transfers to one or more Charitable Organizations, shall not exceed 20% of the Initial Investor Shares held by such Investor; (v) a Transfer made by a JPMP Investor pursuant to and in accordance with the Amended and Restated Regulatory Sideletter; or (vi) a Transfer made pursuant to the registration rights as set forth in Section 6 of the Marquee Stockholders Agreement; provided that such transferee, in the case of clauses (i), (ii) and (v) above shall agree in writing with the Parties to be bound by, and to comply with, all applicable provisions of and to be deemed to be an Investor for purposes of this Agreement and the Marquee Stockholders Agreement; provided, further, that such transferee in the case of clause (iv) above shall agree in writing with the Parties to be bound by, and to comply with the Marquee Stockholders Agreement, other than Sections 5 and 9 thereof.  For the avoidance of doubt, (A) any Permitted Transfer made pursuant to clause (i) of this definition is subject to the provisions of Section 4 of the Marquee Stockholders Agreement, and (B) a transferee of Shares subsequent to the IPO Date may, but shall not be required to, agree in writing with the Parties to be bound by, and to comply with, all applicable provisions of and to be deemed to be an Investor for purposes of this Agreement and the Marquee Stockholders Agreement.

“Permitted Management Transferee” has the meaning set forth in Section 1(c).

“Permitted Transferee” means any Person who acquires Shares pursuant to clauses (i) and (ii) of the definition of Permitted Transfer.

“Person” includes any individual, corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company, or other legal entity or organization.

“Pre-Existing Marquee Investors” has the meaning set forth in the preamble.

“Principal Investor” means any one of (i) the JPMP Investors, collectively, (ii) the Apollo Investors, collectively, (iii) the Carlyle Investors, collectively, and (iv) the Bain Investors, collectively; provided, however, that any such Principal Investor shall cease to be a Principal Investor at such time as such Principal Investor ceases to hold Investor Shares representing at least 25% of the Initial Investor Shares held by such Principal Investor (in each case, as may be adjusted for stock splits, stock dividends, recapitalizations, pro-rata selldowns or similar events).  For the avoidance of doubt, so long as there are two or more Principal Investors, references in this Agreement to “Principal Investors” shall mean all Principal Investors then remaining, and if at any time there is only one Principal Investor, references in this Agreement to “the Principal Investors” or “each Principal Investor” shall mean that sole Principal Investor then remaining.

“Public Sale” means a Transfer pursuant to (i) a bona fide underwritten public offering pursuant to an effective registration statement filed under the Securities Act or (ii) Rule 144 (other than in a privately negotiated sale).

“Regulatory Problem” has the meaning set forth in the Amended and Restated Regulatory Side letter.

“Repurchase Price” has the respective meanings set forth in Section 2(d).

“Requisite Stockholder Majority” means, at the time of approval or consent: (a) the consent of three of the Principal Investors so long as there are four Principal Investors, provided,

however, if two of the Principal Investors (the “Approving Principal Investor Parties”) consent to the exercise of any right or the taking of any action but the other two Principal Investors (the “Opposing Principal Investor Parties”) do not consent to the exercise of such right or the taking of such action and (i) a Pre-Existing Marquee Investor is an Approving Principal Investor Party and another Pre-Existing Marquee Investor is an Opposing Principal Investor Party, (ii) a Former LCE Investor is an Approving Principal Investor Party and another Former LCE Investor is an Opposing Principal Investor Party, and (iii) the Spectrum Investors hold Investor Shares representing at least 25% of the Initial Investor Shares held by the Spectrum Investors, then the “Requisite Stockholder Majority” shall mean the consent of the Approving Principal Investor Parties plus the consent of the Spectrum Investors; (b) the consent of two of the Principal Investors, so long as there are two or three Principal Investors; (c) the consent of one Principal Investor, so long as there is only one Principal Investor; or (d) the consent of holders of a majority of the issued and outstanding shares of Class A Common Stock and Class L Common Stock, voting together as a single class, so long as there is no Principal Investor.  For the avoidance of doubt, for purposes of determining the Requisite Stockholder Majority, the taking of any action or the exercise of any right (including the granting of any consent or approval) by any Principal Investor or by the Spectrum Investors shall be determined by the holders of a majority of the Shares held by such Principal Investor or the Spectrum Investors (as applicable).

“Restricted Shares” has the meaning set forth in the preamble.

“Rule 144” means Rule 144, or any successor thereto, promulgated under the Securities Act.

“Scarlett” has the meaning set forth in the preamble.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder.

“Shares” means (a) all shares of Stock, whenever issued, including all shares of Stock issued upon the exercise, conversion or exchange of any Options, Warrants or Convertible Securities and (b) all Options, Warrants and Convertible Securities (treating such Options, Warrants and Convertible Securities as a number of Shares equal to the number of Equivalent Shares represented by such Options, Warrants and Convertible Securities for all purposes of this Agreement except as otherwise specifically set forth herein).

“Spectrum IV” has the meaning set forth in the recitals.

“Spectrum Investors” has the meaning set forth in the recitals.

“Spectrum Manager’s Fund” has the meaning set forth in the recitals.

 “Spectrum Parallel” has the meaning set forth in the recitals.

“Stock” means Common Stock, together with any other classes or series of equity securities of the Company.

“Subsidiary” or “Subsidiaries” of any Person means any corporation, partnership, joint venture or other legal entity of which such Person (either alone or through or together with any other Person), owns, directly or indirectly, 50% or more of the stock or other equity interests which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

“Successor Entity” has the meaning set forth in Section 9(k).

“Tag-Along Election Period” has the meaning set forth in Section 4(a).

“Tag-Along Rights” has the meaning set forth in Section 4(a).

“Tag-Along Seller” has the meaning set forth in Section 4(a).

“Tag-Along Transferee” has the meaning set forth in Section 4(a).

“TC Group” has the meaning set forth in the recitals.

“Termination of Service” means the time when the service relationship between a Management Stockholder and the Company or one of its subsidiaries is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding a termination where there is a simultaneous engagement (or continuation) by the Company or one of its subsidiaries of the services of the Management Stockholder as an employee, consultant or director.  The committee appointed to administer the Option Plan or the Board shall determine the effect of all matters and questions relating to Termination of Service, including, but not by way of limitation, all questions of whether a particular leave of absence constitutes a Termination of Service.

“Transfer” means a transfer, sale, assignment, pledge, hypothecation or other disposition or exchange, including any Transfer of a voting or economic interest in securities or other property; and “Transferring” or “Transferred” have correlative meanings.

“Voting Stock” of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

“Warrants” means any warrants to subscribe for, purchase or otherwise directly acquire Stock or Convertible Securities.

(b)                                 Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement; (iv) the terms “Article” or “Section” refer to the specified Article or Section of this Agreement; (v) the word “including” shall mean “including, without limitation”, (vi) each defined term has its defined meaning throughout this Agreement, whether the definition of such term appears before or after such term is used, and (vii) the word “or” shall be disjunctive but not exclusive.

(c)                                  References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto.

(d)                                 References to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

Section 9.                                            Miscellaneous.

(a)                                  Legends.  Each certificate representing the Restricted Shares shall bear the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXCHANGED UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OR EXCHANGE COMPLIES WITH THE PROVISIONS OF THE AMENDED AND RESTATED MANAGEMENT STOCKHOLDERS AGREEMENT, DATED AS OF JANUARY 26, 2006, AMONG THE COMPANY AND THE STOCKHOLDERS PARTY THERETO, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.”

(b)                                 Successors, Assigns and Transferees.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any Party, in whole or in part (whether by operation of law, stock sale, merger, consolidation or otherwise, except in the case of the Company), without the prior written consent of the Parties, and any attempt to make such assignment without such written consent shall be null and void.  Notwithstanding the foregoing, a Party may assign its rights, interests and obligations hereunder to a transferee of Shares hereunder without obtaining the prior written consent of the Parties solely in connection with Transfers of Shares made in compliance with the provisions of this Agreement and, in the case of Parties other than the Management Stockholders, of the Marquee Stockholders Agreement.  Each Pre-Existing Marquee Investor and Former LCE Investor shall require that any of its Permitted Transferees expressly assume and agree in writing to be bound by this Agreement and to perform such Investor’s obligations under this Agreement in the same manner and to the same extent that such Investor would have been required to perform such obligations had no succession or assignment taken place.  This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective legal representatives, heirs, legatees, successors and permitted assigns and shall also apply to any Restricted Shares and Employee Options acquired by any Management Stockholder after the date hereof.

(c)                                  Specific Performance, Etc.  Each Party, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, shall be entitled to specific performance of each other Party’s obligations under this Agreement.  Each Party agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by any of them of the provisions of this Agreement and each Party hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(d)                                 Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws, and not the law of conflicts, of the state of Delaware.

(e)                                  Voting Agreement.  Prior to the earliest to occur of (i) the five year anniversary of the Effective Time, and (ii) the Initial Public Offering, as to any matter or action that requires a vote or written consent of the stockholders of the Company, whether by law or pursuant to any agreement, on which any Management Stockholder is entitled to vote, and for so long as there is at least one Principal Investor, each such Management Stockholder agrees to vote such Management Stockholder’s Restricted Shares, or to provide such Management Stockholder’s written consent, in favor of such matter or action with respect to that number of Restricted Shares that Manager Stockholder is entitled to vote or provide consent in respect of as is equal to the same proportion of Shares respectively held by the Principal Investors that are voted in favor of such matter or action; provided, that no Management Stockholder shall be required to vote in favor of, or provide his, her or its written consent to, any action that would disproportionately affect such Management Stockholder relative to the other holders of Common Stock in any material and adverse manner.

(f)                                    Interpretation.  The headings of the Sections contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not affect the meaning or interpretation of this Agreement.

(g)                                 Notices.  All notices, requests or consents provided for or permitted to be given under this Agreement shall be in writing and shall be given either by depositing such writing in the United States mail, addressed to the recipient, postage paid and certified with return receipt requested, or by depositing such writing with a reputable overnight courier for next day delivery, or by delivering such writing to the recipient in person, by courier or by facsimile transmission.  A notice, request or consent given under this Agreement shall be deemed received when actually received if personally delivered, when transmitted, if transmitted by facsimile with electronic confirmation, the day after it is sent, if sent for next day delivery and upon receipt, if sent by mail.  All such notices, requests and consents shall be delivered as follows:

(i)                                     if to the Company, addressed to it at:

Marquee Holdings Inc.
920 Main Street
Kansas City, MO 64105
Fax: (816) 480-4700
Attn:                    Kevin M. Connor

with a copy to:

Latham & Watkins LLP
885 Third Avenue
New York, New York 10022

Fax:                           (212) 751-4864
Attn:                    Raymond Y. Lin

David S. Allinson

(ii)                                  if to the JPMP Investors, addressed as follows:

J.P. Morgan Partners (BHCA), L.P. and affiliated funds
1221 Avenue of the Americas
39th Floor
New York, New York 10020

Fax:                           (212) 899-3401
Attn:                    Michael R. Hannon

Stephen P. Murray

with a copy to:

Latham & Watkins LLP
885 Third Avenue
New York, New York 10022
Fax:                           (212) 751-4864
Attn:                    Raymond Y. Lin

David S. Allinson

(iii)                               if to the Apollo Investors, addressed as follows:

Apollo Management, L.P.
9 West 57th Street
43rd Floor
New York, New York 10019

Fax:                           (212) 515-3262
Attn:                    Marc Rowan

Aaron Stone

with a copy to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street

New York, NY 10019
Fax: (212) 403-2000
Attn:                    Daniel A. Neff

David C. Karp

(iv)                              if to the Bain Investors, addressed as follows:

c/o Bain Capital, LLC
111 Huntington Avenue
Boston, Massachusetts 02199

Fax:                           (617) 516-2010

Attn:                    John Connaughton

Phil Loughlin

with a copy to:

Ropes & Gray LLP

One International Place
Boston, Massachusetts 02110
Fax:                           (617) 951-7050
Attn:                    R. Newcomb Stillwell

Howard S. Glazer

(v)                                 if to the Carlyle Investors, addressed as follows:

c/o The Carlyle Group
520 Madison Avenue, 42nd Floor
New York, New York 10022

Fax:                           (212) 381-4901

Attn:                    Michael Connelly

Eliot P.S. Merrill

with a copy to:

Latham & Watkins LLP
885 Third Avenue
New York, New York 10022
Fax:                           (212) 751-4864

Attn:                    Ronald Hopkinson

(vi)                              if to the Spectrum Investors, addressed as follows:

c/o Spectrum Equity Investors
333 Middlefield Road
Suite 200
Menlo Park, CA 94025

Fax:                           (415) 464-4601

Attn:                    Brion Applegate

Benjamin Coughlin

with a copy to:

Latham & Watkins LLP
505 Montgomery Street, Suite 1900
San Francisco, California 94111

Fax:                           (415) 395-8095
Attn:                    Scott R. Haber

Tad J. Freese

and

(vii)                           if to a Management Stockholder, to the address set forth on such Management Stockholder’s signature page hereto.

(h)                                 Recapitalization, Exchange, Etc. Affecting the Company’s Common Stock.  The provisions of this Agreement shall apply, to the full extent set forth herein, with respect to any and all shares of Common Stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, conversion to a corporation or otherwise) that may be issued in respect of, in exchange for, or in substitution of, the Common Stock and shall be appropriately adjusted for any dividends, splits, reverse splits, combinations, recapitalizations, and the like occurring after the date hereof.

(i)                                     Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

(j)                                     Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.

(k)                                  Amendment.  This Agreement may be amended, modified or extended, and the provisions hereof may be waived, only by resolution of the Board approved by (i) the Requisite Stockholder Majority and (ii) solely with respect to any amendment of this Agreement, the Management Stockholders holding in the aggregate a majority of the then outstanding Restricted Shares.  At any time hereafter, Persons acquiring Shares or Employee Options may be made parties hereto by executing a signature page in the form attached as Exhibit A hereto, which signature page shall be countersigned by the Company and shall be attached to this Agreement and become a part hereof without any further action of any other Party hereto.  Except as otherwise provided herein, in the event that (A) the Company or any successor or assign consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger, (B) the Company or any successor or assign transfers all or substantially all of its properties and assets to any Person, or (C) a sale of the Company is consummated pursuant to Section 3 and the Investors and/or Management Stockholders receive non-publicly traded equity securities in connection with such transaction, then in the case of either (A) or (B), proper provision shall be made and all Investors and Management Stockholders shall execute such documents and agreements as reasonably requested by the Principal Investors so that this Agreement shall be given full force and effect with respect to such surviving corporation or entity or such Person that acquires all or substantially all of the properties and assets of the Company or any successor or assign (any such surviving corporation, entity or Person, a “Successor Entity”), as the case may be, and the rights and obligations of each Party hereto shall continue in full force and effect such that each Party shall have the same rights and obligations with respect to the applicable Successor Entity and its securities as it has with respect to the Company and the Shares, and in the case of (C) proper provision shall be made and all Investors and Management Stockholders shall execute such documents and agreement as reasonably requested by the Principal Investors so that the provisions of Section 2, Section 3 and Section 4 shall survive (as may be amended as reasonably determined by the Principal Investors) with respect to such non-publicly traded equity securities.

(l)                                     Tax Withholding.  The Company shall be entitled to require payment in cash or deduction from other compensation payable to any Management Stockholder of any sums required by federal, state, or local tax law to be withheld with respect to the issuance, vesting, exercise, repurchase, or cancellation of any Restricted Share or any Employee Option.

(m)                               No Employment Rights.  Nothing contained in this Agreement (i) obligates the Company or any affiliate of the Company to employ any Management Stockholder in any capacity whatsoever; or (ii) prohibits or restricts the Company or any affiliate of the Company from terminating the employment, if any, of any Management Stockholder at any time or for any reason whatsoever and each Management Stockholder hereby acknowledges and agrees that, except as may otherwise be set forth in any written agreement between the Company and such Management Stockholder, neither the Company nor any other person has made any representations or promises whatsoever to such Management Stockholder concerning his or her employment or continued employment by the Company or any Affiliate of the Company.

(n)                                 Offsets.  The Company shall be permitted to offset and reduce from any amounts payable to a Management Stockholder the amount of any indebtedness or other obligation or payment owing to the Company by the Management Stockholder.

(o)                                 Integration.  This Agreement, the Marquee Stockholders Agreement and the Second Amended and Restated Regulatory Side Letter constitute the entire agreement among the Parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto, including the Original Management Stockholders Agreement and Exhibit C to the Merger Agreement; provided, however, that for the avoidance of doubt, it is understood and agreed that nothing in the Marquee Stockholders Agreement shall be deemed to confer upon the Management Stockholders any rights beyond those expressly set forth herein.

(p)                                 Further Assurances.  In connection with this Agreement and the transactions contemplated thereby, each Management Stockholder shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and such transactions.

(q)                                 Submission to Jurisdiction; Waiver of Jury Trial.  Each of the Parties hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and of the United States of America sitting in Delaware for any action, proceeding or investigation in any court or before any governmental authority (“Litigation”) arising out of or relating to this Agreement, (and agrees not to commence any Litigation relating thereto except in such court), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective notice address, as provided for in this Agreement, shall be effective service of process for any Litigation brought against it in any such court.  Each of the Parties hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the Court of Chancery of the State of Delaware or the United States of America sitting in Delaware and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.  Each of the Parties irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any Litigation arising out of or relating to this Agreement or the transactions contemplated hereby.

(r)                                    Regulatory Matters.

(i)                                     Each Management Stockholder agrees to cooperate with the Company in all reasonable respects in complying with the terms and provisions of the Amended and Restated Regulatory Sideletter, including voting, if applicable, to approve amending the Company Charter, the Company’s bylaws or this Agreement in a manner reasonably acceptable to the Parties and the JPMP Investors entitled to make such request pursuant to the Amended and Restated Regulatory Sideletter in order to remedy a Regulatory Problem (as defined in the Amended and Restated Regulatory Sideletter).

(ii)                                  The Company and each Party agrees not to amend or waive the voting or other provisions of the Company Charter, the Company’s bylaws or this Agreement if such amendment or waiver would cause the JPMP Investors to have a Regulatory Problem.  The JPMP Investors agree to notify the Company as to whether or not it would have a Regulatory Problem promptly after the JPMP Investors have notice of such amendment or waiver.

(iii)                               For the avoidance of doubt, without limiting the foregoing, nothing in this Section 9(r) shall be deemed to grant the holders of Class N Common Stock any voting rights.

(s)                                  No Strict Construction.  This Agreement shall be deemed to be collectively prepared by the Parties, and no ambiguity herein shall be construed for or against any Party based upon the identity of the author of this Agreement or any provision hereof.

(t)                                    Intended Third Party Beneficiaries.  The provisions of Section 3(a) of this Agreement are intended to benefit the Investors and each Investor shall have all rights thereunder as if such Investor were a party to this Agreement.

(u)                                 Amendment and Restatement.  At the Effective Time, this Agreement shall amend and restate the Original Management Stockholders Agreement in its entirety.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first written above.

MARQUEE HOLDINGS INC.

By:	/s/ Craig R. Ramsey
Its:	Executive Vice President and Chief Financial Officer

J.P. MORGAN PARTNERS (BHCA), L.P.

BY:	JPMP MASTER FUND MANAGER, L.P.,
ITS GENERAL PARTNER

BY:	JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

By:	/s/ Michael R. Hannon
Name: Michael R. Hannon
Title: Managing Director

J.P. MORGAN PARTNERS GLOBAL
INVESTORS, L.P.

BY:	JPMP GLOBAL INVESTORS, L.P.,
ITS GENERAL PARTNER

BY:	JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

By:	/s/ Michael R. Hannon
Name: Michael R. Hannon
Title: Managing Director

J.P. MORGAN PARTNERS GLOBAL
INVESTORS (CAYMAN), L.P.

BY:	JPMP GLOBAL INVESTORS, L.P.,
ITS GENERAL PARTNER

BY:	JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

By:	/s/ Michael R. Hannon
Name: Michael R. Hannon
Title: Managing Director

J.P. MORGAN PARTNERS GLOBAL
INVESTORS (CAYMAN) II, L.P.

BY:	JPMP GLOBAL INVESTORS, L.P.,
ITS GENERAL PARTNER

BY:	JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

By:	/s/ Michael R. Hannon
Name: Michael R. Hannon
Title: Managing Director

J.P. MORGAN PARTNERS GLOBAL
INVESTORS (SELLDOWN), L.P.

BY:	JPMP GLOBAL INVESTORS, L.P.,
ITS GENERAL PARTNER

BY:	JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

By:	/s/ Michael R. Hannon
Name: Michael R. Hannon
Title: Managing Director

AMCE (GINGER), L.P.

BY:	JPMP GLOBAL INVESTORS, L.P.,
ITS GENERAL PARTNER

BY:	JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

By:	/s/ Michael R. Hannon
Name: Michael R. Hannon
Title: Managing Director

AMCE (LUKE), L.P.

BY:	JPMP GLOBAL INVESTORS, L.P.,
ITS GENERAL PARTNER

BY:	JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

By:	/s/ Michael R. Hannon
Name: Michael R. Hannon
Title: Managing Director

AMCE (SCARLETT), L.P.

BY:	JPMP GLOBAL INVESTORS, L.P.,
ITS GENERAL PARTNER

BY:	JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

By:	/s/ Michael R. Hannon
Name: Michael R. Hannon
Title: Managing Director

APOLLO INVESTMENT FUND V, L.P.

BY:	APOLLO ADVISORS V, L.P.,
ITS GENERAL PARTNER

BY:	APOLLO CAPITAL MANAGEMENT V, INC., ITS GENERAL PARTNER

By:	/s/ Patricia M. Navis
Name: Patricia M. Navis
Title: Vice President

APOLLO OVERSEAS PARTNERS V, L.P.

BY:	APOLLO ADVISORS V, L.P.,
ITS GENERAL PARTNER

BY:	APOLLO CAPITAL MANAGEMENT V, INC., ITS GENERAL PARTNER

By:	/s/ Patricia M. Navis
Name: Patricia M. Navis
Title: Vice President

APOLLO NETHERLANDS PARTNERS V(A),
L.P.

BY:	APOLLO ADVISORS V, L.P.,
ITS GENERAL PARTNER

BY:	APOLLO CAPITAL MANAGEMENT V, INC., ITS GENERAL PARTNER

By:	/s/ Patricia M. Navis
Name: Patricia M. Navis
Title: Vice President

APOLLO NETHERLANDS PARTNERS V(B),
L.P.

BY:	APOLLO ADVISORS V, L.P.,
ITS GENERAL PARTNER

BY:	APOLLO CAPITAL MANAGEMENT V, INC., ITS GENERAL PARTNER

By:	/s/ Patricia M. Navis
Name: Patricia M. Navis
Title: Vice President

APOLLO GERMAN PARTNERS V GMBH &
CO KG

By:	/s/ Patricia M. Navis
Name: Patricia M. Navis
Title: Vice President

BAIN CAPITAL HOLDINGS (LOEWS) I, LLC

	BY:	BAIN CAPITAL HOLDINGS (LOEWS) L,
L.L.C., ITS ADMINISTRATIVE MEMBER
	BY:	BAIN CAPITAL HOLDINGS (LOEWS) I
L.P., ITS ADMINISTRATIVE MEMBER
	BY:	BAIN CAPITAL PARTNERS VII, L.P.,
ITS GENERAL PARTNER
	BY:	BAIN CAPITAL INVESTORS, LLC, ITS
GENERAL PARTNER

BAIN CAPITAL AIV (LOEWS) II, L.P.

	BY:	BAIN CAPITAL PARTNERS VIII, L.P.,
ITS GENERAL PARTNER
	BY:	BAIN CAPITAL INVESTORS LLC,
ITS GENERAL PARTNER

By:	/s/ John P. Connaughton
Name: John P. Connaughton
Title: Managing Director of Bain Capital Investors LLC*

* On behalf of each of Bain Capital Partners VII, L.P. and Bain Capital Partners VIII, L.P.

TC GROUP INVESTMENT HOLDINGS, L.P.

BY:	TCG HOLDINGS II, L.P.,
ITS GENERAL PARTNER

BY:	DBD INVESTORS V, L.L.C.,
ITS GENERAL PARTNER

By:	/s/ Michael J. Connelly
Name:	Michael J. Connelly
Title:	Managing Director

CARLYLE PARTNERS III LOEWS, L.P.

BY:	TC GROUP III, L.P.,
ITS GENERAL PARTNER

BY:	TC GROUP III, L.L.C.,
ITS GENERAL PARTNER

BY:	TC GROUP, L.L.C.,
ITS MANAGING MEMBER

BY:	TCG HOLDINGS, L.L.C.,
ITS MANAGING MEMBER

By:	/s/ Michael J. Connelly
Name:	Michael J. Connelly
Title:	Managing Director

CP III COINVESTMENT, L.P.

BY:	TC GROUP III, L.P.,
IT GENERAL PARTNER

BY:	TC GROUP III, L.L.C.,
ITS GENERAL PARTNER

BY:	TC GROUP, L.L.C.,
ITS MANAGING MEMBER

BY:	TCG HOLDINGS, L.L.C.,
ITS MANAGING MEMBER

By:	/s/ Michael J. Connelly
Name:	Michael J. Connelly
Title:	Managing Director

SPECTRUM EQUITY INVESTORS IV, L.P.

BY:	SPECTRUM EQUITY ASSOCIATES IV, L.P.,
ITS GENERAL PARTNER

/s/ Brion B. Applegate
Name:	Brion B. Applegate
Title:	General Partner

SPECTRUM EQUITY INVESTORS
PARALLEL IV, L.P.

BY:	SPECTRUM EQUITY ASSOCIATES IV, L.P.,
ITS GENERAL PARTNER

/s/ Brion B. Applegate
Name:	Brion B. Applegate
Title:	General Partner

SPECTRUM IV INVESTMENT MANAGERS’
FUND, L.P.

/s/ Brion B. Applegate
Name:	Brion B. Applegate
Title:	General Partner

Each Management Stockholder has agreed to be bound by the terms of this Agreement by execution and delivery of the signature page set forth as Exhibit A hereto.

EXHIBIT A

SIGNATURE PAGE
TO THE
AMENDED AND RESTATED MANAGEMENT STOCKHOLDERS AGREEMENT
OF
MARQUEE HOLDINGS INC.

By execution of this signature page, [Name] hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Amended and Restated Management Stockholders Agreement of Marquee Holdings Inc. dated as of January 26, 2006 by and among Marquee Holdings Inc., and certain other parties named therein, as amended from time to time thereafter.

[Name]

Residence Address:

EXHIBIT A

SIGNATURE PAGE
TO THE
AMENDED AND RESTATED MANAGEMENT STOCKHOLDERS AGREEMENT
OF
MARQUEE HOLDINGS INC.

By execution of this signature page, Peter C. Brown hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Amended and Restated Management Stockholders Agreement of Marquee Holdings Inc. dated as of January 26, 2006 by and among Marquee Holdings Inc., and certain other parties named therein, as amended from time to time thereafter.

/s/ Peter C. Brown
Peter C. Brown

EXHIBIT A

SIGNATURE PAGE
TO THE
AMENDED AND RESTATED MANAGEMENT STOCKHOLDERS AGREEMENT
OF
MARQUEE HOLDINGS INC.

By execution of this signature page, Kevin M. Connor hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Amended and Restated Management Stockholders Agreement of Marquee Holdings Inc. dated as of January 26, 2006 by and among Marquee Holdings Inc., and certain other parties named therein, as amended from time to time thereafter.

/s/ Kevin M. Connor
Kevin M. Connor

EXHIBIT A

SIGNATURE PAGE
TO THE
AMENDED AND RESTATED MANAGEMENT STOCKHOLDERS AGREEMENT
OF
MARQUEE HOLDINGS INC.

By execution of this signature page, John D. McDonald hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Amended and Restated Management Stockholders Agreement of Marquee Holdings Inc. dated as of January 26, 2006 by and among Marquee Holdings Inc., and certain other parties named therein, as amended from time to time thereafter.

/s/ John D. McDonald
John D. McDonald

EXHIBIT A

SIGNATURE PAGE
TO THE
AMENDED AND RESTATED MANAGEMENT STOCKHOLDERS AGREEMENT
OF
MARQUEE HOLDINGS INC.

By execution of this signature page, Mark McDonald hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Amended and Restated Management Stockholders Agreement of Marquee Holdings Inc. dated as of January 26, 2006 by and among Marquee Holdings Inc., and certain other parties named therein, as amended from time to time thereafter.

/s/ Mark McDonald
Mark McDonald

EXHIBIT A

SIGNATURE PAGE
TO THE
AMENDED AND RESTATED MANAGEMENT STOCKHOLDERS AGREEMENT
OF
MARQUEE HOLDINGS INC.

By execution of this signature page, Craig R. Ramsey hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Amended and Restated Management Stockholders Agreement of Marquee Holdings Inc. dated as of January 26, 2006 by and among Marquee Holdings Inc., and certain other parties named therein, as amended from time to time thereafter.

/s/ Craig R. Ramsey
Craig R. Ramsey

EXHIBIT A

SIGNATURE PAGE
TO THE
AMENDED AND RESTATED MANAGEMENT STOCKHOLDERS AGREEMENT
OF
MARQUEE HOLDINGS INC.

By execution of this signature page, Travis Reid hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Amended and Restated Management Stockholders Agreement of Marquee Holdings Inc. dated as of January 26, 2006 by and among Marquee Holdings Inc., and certain other parties named therein, as amended from time to time thereafter.

/s/ Travis Reid
Travis Reid

EXHIBIT A

SIGNATURE PAGE
TO THE
AMENDED AND RESTATED MANAGEMENT STOCKHOLDERS AGREEMENT
OF
MARQUEE HOLDINGS INC.

By execution of this signature page, Philip M. Singleton hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Amended and Restated Management Stockholders Agreement of Marquee Holdings Inc. dated as of January 26, 2006 by and among Marquee Holdings Inc., and certain other parties named therein, as amended from time to time thereafter.

/s/ Philip M. Singleton
Philip M. Singleton

EXHIBIT A

SIGNATURE PAGE
TO THE
AMENDED AND RESTATED MANAGEMENT STOCKHOLDERS AGREEMENT
OF
MARQUEE HOLDINGS INC.

By execution of this signature page, Richard T. Walsh hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Amended and Restated Management Stockholders Agreement of Marquee Holdings Inc. dated as of January 26, 2006 by and among Marquee Holdings Inc., and certain other parties named therein, as amended from time to time thereafter.

/s/ Richard T. Walsh
Richard T. Walsh